                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, Frank Borman, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), do constitute and appoint Bernard Marcus and Ronald M. Brill, jointly and severally, or any one of them, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to (i) sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-4 for The Home Depot, Inc., and to file the same on or about January 24, 1997 with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, (ii) to sign on my behalf and in my stead, in any and all capacities, any amendments or supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed merger by the Company with Maintenance Warehouse/America Corp., and (iii) to sign on my behalf and in my name and stead any other document deemed necessary or appropriate by any of them in connection with such offering, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 22nd day of January, 1997.

                                                   /s/ FRANK BORMAN
                                          --------------------------------------

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, John L. Clendenin, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), do constitute and appoint Bernard Marcus and Ronald M. Brill, jointly and severally, or any one of them, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to (i) sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-4 for The Home Depot, Inc., and to file the same on or about January 24, 1997 with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, (ii) to sign on my behalf and in my stead, in any and all capacities, any amendments or supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed merger by the Company with Maintenance Warehouse/America Corp., and (iii) to sign on my behalf and in my name and stead any other document deemed necessary or appropriate by any of them in connection with such offering, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 22nd day of January, 1997.

                                                 /s/ JOHN L. CLENDENIN
                                          --------------------------------------

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, Johnnetta B. Cole, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), do constitute and appoint Bernard Marcus and Ronald M. Brill, jointly and severally, or any one of them, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to (i) sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-4 for The Home Depot, Inc., and to file the same on or about January 24, 1997 with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, (ii) to sign on my behalf and in my stead, in any and all capacities, any amendments or supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed merger by the Company with Maintenance Warehouse/America Corp., and (iii) to sign on my behalf and in my name and stead any other document deemed necessary or appropriate by any of them in connection with such offering, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 22nd day of January, 1997.

                                                 /s/ JOHNNETTA B. COLE
                                          --------------------------------------

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, Berry R. Cox, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), do constitute and appoint Bernard Marcus and Ronald M. Brill, jointly and severally, or any one of them, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to (i) sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-4 for The Home Depot, Inc., and to file the same on or about January 24, 1997 with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, (ii) to sign on my behalf and in my stead, in any and all capacities, any amendments or supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed merger by the Company with Maintenance Warehouse/America Corp., and (iii) to sign on my behalf and in my name and stead any other document deemed necessary or appropriate by any of them in connection with such offering, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 22nd day of January, 1997.

                                                   /s/ BERRY R. COX
                                          --------------------------------------

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, Milledge A. Hart, III, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), do constitute and appoint Bernard Marcus and Ronald M. Brill, jointly and severally, or any one of them, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to (i) sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-4 for The Home Depot, Inc., and to file the same on or about January 24, 1997 with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, (ii) to sign on my behalf and in my stead, in any and all capacities, any amendments or supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed merger by the Company with Maintenance Warehouse/America Corp., and (iii) to sign on my behalf and in my name and stead any other document deemed necessary or appropriate by any of them in connection with such offering, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 22nd day of January, 1997.

                                               /s/ MILLEDGE A. HART, III
                                          --------------------------------------

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, Donald R. Keough, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), do constitute and appoint Bernard Marcus and Ronald M. Brill, jointly and severally, or any one of them, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to (i) sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-4 for The Home Depot, Inc., and to file the same on or about January 24, 1997 with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, (ii) to sign on my behalf and in my stead, in any and all capacities, any amendments or supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed merger by the Company with Maintenance Warehouse/America Corp., and (iii) to sign on my behalf and in my name and stead any other document deemed necessary or appropriate by any of them in connection with such offering, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 22nd day of January, 1997.

                                                 /s/ DONALD R. KEOUGH
                                          --------------------------------------

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, Kenneth G. Langone, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), do constitute and appoint Bernard Marcus and Ronald M. Brill, jointly and severally, or any one of them, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to (i) sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-4 for The Home Depot, Inc., and to file the same on or about January 24, 1997 with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, (ii) to sign on my behalf and in my stead, in any and all capacities, any amendments or supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed merger by the Company with Maintenance Warehouse/America Corp., and (iii) to sign on my behalf and in my name and stead any other document deemed necessary or appropriate by any of them in connection with such offering, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 22nd day of January, 1997.

                                                /s/ KENNETH G. LANGONE
                                          --------------------------------------

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, M. Faye Wilson, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), do constitute and appoint Bernard Marcus and Ronald M. Brill, jointly and severally, or any one of them, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to (i) sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-4 for The Home Depot, Inc., and to file the same on or about January 24, 1997 with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, (ii) to sign on my behalf and in my stead, in any and all capacities, any amendments or supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed merger by the Company with Maintenance Warehouse/America Corp., and (iii) to sign on my behalf and in my name and stead any other document deemed necessary or appropriate by any of them in connection with such offering, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 22nd day of January, 1997.

                                                  /s/ M. FAYE WILSON
                                          --------------------------------------